UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 SPIRES WAY Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.08 Shareholder Director Nominations.

On October 7, 2024, the Board of Directors (the “Board”) of TOMI Environmental Solutions, Inc. (the “Company”) set November 19, 2024, as the date of its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 1:00 p.m. ET via virtual webcast, to be announced publicly prior to the Annual Meeting, or at such other time and location to be determined by the authorized officers and set forth in the Company’s proxy statement for the Annual Meeting. The Board has fixed October 18, 2024, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

The date of the Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 annual meeting of stockholders. Accordingly, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must provide written notice to the Company at its corporate headquarters, 8430 Spires Way Frederick, Maryland 21701, on or before October 18, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and mail its proxy materials. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with the deadline set forth above as well as all the applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: October 8, 2024	By:	/s/ Halden S. Shane
	Name:	Halden S. Shane
	Title:	Chief Executive Officer

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